[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                    A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) INVESTORS
                    TRUST SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
        NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENT
--------------------------------------------------------------------------------

MFS(R) INVESTORS TRUST SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief
Investment Officer, President and Director               J. DALE SHERRATT (born 09/23/38) Trustee
                                                         Insight Resources, Inc. (acquisition planning
INDEPENDENT TRUSTEES                                     specialists), President; Wellfleet Investments
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           (investor in health care companies), Managing
Brigham and Women's Hospital, Chief of Cardiac           General Partner (since 1993); Cambridge
Surgery; Harvard Medical School, Professor of            Nutraceuticals (professional nutritional
Surgery                                                  products), Chief Executive Officer (until May
                                                         2001); Paragon Trade Brands, Inc. (disposable
WILLIAM R. GUTOW (born 09/27/41) Trustee                 consumer products), Director (until January 2002)
Private investor and real estate consultant;
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant
J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises         WARD SMITH (born 09/13/30) Trustee
(diversified services company), Chairman, Trustee        Private investor; Sundstrand Corporation
and Chief Executive Officer (until November 2000)        (manufacturer of highly engineered products for
                                                         industrial and aerospace applications), Director
ABBY M. O'NEILL (born 04/27/28) Trustee                  (until June 1999)
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8
500 Boylston Street                                      a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
John D. Laupheimer Jr.+                                  business day from 9 a.m. to 5 p.m. Eastern time.
Brooks Taylor+                                           (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf.)
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer- term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the 12 months ended December 31, 2002, the series' Initial Class shares provided a total return of -20.96%, and Service Class shares returned -21.15%, including the reinvestment of any distributions. These returns compare with a -22.09% return during the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), is a commonly used measure of the broad U.S. stock market.

A DIFFICULT STOCK MARKET
A sluggish economy, a lack of corporate spending, earnings disappointments, corporate accounting scandals, and fears over war with Iraq undermined investor confidence and resulted in negative returns. Gains made in October and November were somewhat negated by December's mixed economic signals. For the year, a lack of consumer and corporate spending on technology continued to send technology stocks downward and that impacted all broad market indices.

CONTRIBUTIONS FROM LEISURE, NETWORKING, TELECOMMUNICATIONS We were overweighted in leisure stocks relative to our benchmark throughout the year and those positions were the biggest contributor to performance. Holdings included Viacom (a diversified media company), Gannet, and New York Times. All three companies benefited from improved advertising revenues and above average growth.

Owning fewer technology stocks than our benchmark also contributed to performance. A difficult spending environment, which led to earnings disappointments throughout the year, coupled with high stock prices, made technology a dangerous place to invest in 2002. The trust's performance benefited the most from avoiding stocks such as Intel, Lucent, Nortel, and JDS Uniphase. The positions we did own, such as Cisco, are companies we believe have industry-leading positions and strong balance sheets.

DISAPPOINTMENTS IN UTILITIES, HEALTH CARE, AND FINANCIALS
Fierce competition and the fallout from Enron and other scandals dogged utility stocks. Although we avoided Quest and WorldCom, communications stocks suffered from competition and too much debt on their balance sheets. However, trust performance was helped by better relative returns from AT&T and SBC. We bought these stocks because of their relatively strong balance sheets. AT&T has been benefiting from improved pricing and SBC was enjoying a better regulatory environment.

Our health care holdings performed poorly. For example, Genzyme's earnings fell when sales of its best selling drug, Renagel, declined. Long-term use of Wyeth's popular hormone replacement drug, Prempro, was found to be a contributing cause of heart disease and breast cancer. We didn't own two of the group's best performers, Merck and Boston Scientific, and missed the strong performance both produced because their fundamentals turned out to be better than expected.

Our holdings in financial services did well in the first half of the year but have not met our expectations in the second half. For example, Fleet Boston had major problems caused by its international operations in Brazil and Argentina.

DEPRESSED PRICES PRESENT OPPORTUNITIES
After the steep stock market declines of the past three years, many traditional growth stocks have been experiencing a slow down turn in their growth rates and has been in a transition period. In our opinion, the market has a difficult time appropriately valuing these companies and we believe they present attractive investment opportunities. Safeway (the U.S. company) and Kroger, both supermarket chains, are good examples. The groceries industry consolidated throughout the 1990s, driving double-digit earnings growth for both companies. Now food prices are lower, traditional grocery chains have WalMart as a competitor, and there are no more merger synergies to drive growth. Both Safeway and Kroger have been struggling to rethink their business models. As a result, the current stock price for each of these companies has been significantly lower than what we think is reasonable.

MODEST ECONOMIC IMPROVEMENT AMID CONTINUED UNCERTAINTY
While we don't expect a robust economy going forward, we do believe that the worst is over and are expecting a continued weak recovery in 2003. Mixed economic data, concerns surrounding Iraq and the Korean peninsula continue to create uncertainty for investors. However, we think this is a time that suits our stock-by-stock selection process. While it's impossible to know which areas in the market will do well in the short-term, our goal is to have a well-diversified portfolio of stocks that we think should do well in any market environment.

     Respectfully,

 /s/ John D. Laupheimer, Jr.                         /s/ Brooks Taylor

     John D. Laupheimer, Jr.                             Brooks Taylor
     Portfolio Manager                                   Portfolio Manager

Note to Contract Holders: Prior to July 2002, the fund was also managed by Mitchell D. Dynan, John D. Laupheimer, Leihar Moy and Brooks Taylor.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

John D. Laupheimer, Jr., CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines. John joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987 and Senior Vice President in 1995. John is a graduate of Boston University and the MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation.

Brooks Taylor is Vice President of MFS Investment Management(R) (MFS(R)). He is a portfolio manager of the growth and income and core portfolios of our mutual funds, variable annuities, and institutional accounts. Brooks joined MFS in 1996. He was named Vice President of MFS in 1998. Brooks earned a Master of Business Administration degree from The Wharton School of the University of Pennsylvania and a Bachelor of Arts degree in economics from Yale University.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

Commencement of investment operations: October 9, 1995

Class inception: Initial Class October 9, 1995
                 Service Class May 1, 2000

Size: $432.3 million as of December 31, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes may be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, October 9, 1995, through December 31, 2002. Index information is from October 1, 1995.)

                        MFS Investors
                       Trust Series -         S&P 500
                       Initial Class      Composite Index
            ----------------------------------------------
            12/95          $10,000           $10,000
            12/96           13,272            13,034
            12/98           21,070            22,348
            12/00           22,448            24,589
            12/02           14,912            16,882


TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS
                                                  1 Year           3 Years           5 Years             Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          -20.96%           -33.67%           -13.43%           +49.12%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      -20.96%           -12.79%           - 2.84%           + 5.68%
--------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                  1 Year           3 Years           5 Years             Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                          -21.15%           -34.04%           -13.91%           +48.28%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                      -21.15%           -12.95%           - 2.95%           + 5.60%
--------------------------------------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                  1 Year           3 Years           5 Years             Life*
--------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#           -22.09%           -14.54%           - 0.58%           + 7.49%
--------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, October 9, 1995, through
    December 31, 2002. Index information is from October 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Stocks - 96.8%
-------------------------------------------------------------------------------
ISSUER                                                   SHARES           VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 89.9%
  Aerospace - 0.9%
    Lockheed Martin Corp.                                39,900    $  2,304,225
    Northrop Grumman Corp.                               14,680       1,423,960
                                                                   ------------
                                                                   $  3,728,185
-------------------------------------------------------------------------------
  Apparel & Textiles - 0.3%
    Nike, Inc., "B"                                      25,050    $  1,113,974
-------------------------------------------------------------------------------
  Automotive - 0.2%
    Harley-Davidson, Inc.                                19,300    $    891,660
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.6%
    Bank of America Corp.                               102,780    $  7,150,405
    Bank of New York Co., Inc.                           23,800         570,248
    FleetBoston Financial Corp.                          26,460         642,978
    SunTrust Banks, Inc.                                 19,300       1,098,556
    Wachovia Corp.                                       39,200       1,428,448
    Wells Fargo Co.                                     190,397       8,923,907
                                                                   ------------
                                                                   $ 19,814,542
-------------------------------------------------------------------------------
  Biotechnology - 1.8%
    Abbott Laboratories, Inc.                           111,190    $  4,447,600
    Amgen, Inc.*                                         34,900       1,687,066
    Guidant Corp.*                                       18,200         561,470
    Pharmacia Corp.                                      30,380       1,269,884
                                                                   ------------
                                                                   $  7,966,020
-------------------------------------------------------------------------------
  Business Machines - 2.6%
    Hewlett-Packard Co.                                  54,748    $    950,425
    International Business Machines Corp.               131,650      10,202,875
                                                                   ------------
                                                                   $ 11,153,300
-------------------------------------------------------------------------------
  Business Services - 1.5%
    Automatic Data Processing, Inc.                      79,750    $  3,130,187
    First Data Corp.                                    100,380       3,554,456
                                                                   ------------
                                                                   $  6,684,643
-------------------------------------------------------------------------------
  Cellular Phones - 0.2%
    Motorola, Inc.                                       76,070    $    658,006
-------------------------------------------------------------------------------
  Chemicals - 1.1%
    Air Products & Chemicals, Inc.                       35,680    $  1,525,320
    PPG Industries, Inc.                                 61,100       3,064,165
                                                                   ------------
                                                                   $  4,589,485
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.8%
    Dell Computer Corp.*                                141,510    $  3,783,977
    Intel Corp.                                         257,270       4,005,694
                                                                   ------------
                                                                   $  7,789,671
-------------------------------------------------------------------------------
  Computer Software - 0.9%
    Oracle Corp.*                                       380,794    $  4,112,575
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.2%
    Microsoft Corp.*                                    264,914    $ 13,696,054
-------------------------------------------------------------------------------
  Computer Software - Services - 0.3%
    Veritas Software Corp.*                              87,110    $  1,360,658
-------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Peoplesoft, Inc.*                                    22,530    $    412,524
-------------------------------------------------------------------------------
  Conglomerates - 2.2%
    General Electric Co.                                388,793    $  9,467,110
-------------------------------------------------------------------------------
  Consumer Goods & Services - 5.9%
    Avon Products, Inc.                                  35,500    $  1,912,385
    Colgate-Palmolive Co.                                45,800       2,401,294
    Gillette Co.                                         81,214       2,465,657
    Kimberly-Clark Corp.                                 49,350       2,342,645
    Newell Rubbermaid, Inc.                              34,400       1,043,352
    Philip Morris Cos., Inc.                            214,000       8,673,420
    Procter & Gamble Co.                                 77,343       6,646,857
                                                                   ------------
                                                                   $ 25,485,610
-------------------------------------------------------------------------------
  Containers - 0.2%
    Smurfit-Stone Container Corp.*                       46,300    $    712,603
-------------------------------------------------------------------------------
  Electric & Gas Utility Revenue - 0.1%
    Ameren Corp.                                         11,040    $    458,933
-------------------------------------------------------------------------------
  Electronics - 1.2%
    Agilent Technologies, Inc.*                          25,800    $    463,368
    Analog Devices, Inc.*                               127,180       3,035,787
    Maxim Integrated Products, Inc.*                     12,500         413,000
    Novellus Systems, Inc.*                              22,160         622,253
    Texas Instruments, Inc.                              49,740         746,597
                                                                   ------------
                                                                   $  5,281,005
-------------------------------------------------------------------------------
  Energy - 0.3%
    Conoco Phillips*                                     20,600    $    996,834
    TXU Corp.                                            16,200         302,616
                                                                   ------------
                                                                   $  1,299,450
-------------------------------------------------------------------------------
  Entertainment - 3.3%
    AOL Time Warner, Inc.*                              247,090    $  3,236,879
    Clear Channel Communications, Inc.*                  32,270       1,203,348
    Viacom, Inc., "B"*                                  222,331       9,062,212
    Walt Disney Co.                                      57,200         932,932
                                                                   ------------
                                                                   $ 14,435,371
-------------------------------------------------------------------------------
  Financial Institutions - 7.7%
    American Express Co.                                 42,460    $  1,500,961
    Charter One Financial, Inc.                          21,605         620,712
    Citigroup, Inc.                                     287,113      10,103,506
    Fannie Mae                                           62,220       4,002,613
    Freddie Mac                                         157,668       9,310,295
    Goldman Sachs Group, Inc.                            52,360       3,565,716
    Lehman Brothers Holdings, Inc.                       20,400       1,087,116
    Merrill Lynch & Co., Inc.                            43,150       1,637,543
    State Street Corp.                                   42,554       1,659,606
                                                                   ------------
                                                                   $ 33,488,068
-------------------------------------------------------------------------------
  Financial Services - 0.2%
    Mellon Financial Corp.                               36,320    $    948,315
-------------------------------------------------------------------------------
  Food & Beverage Products - 3.6%
    Anheuser-Busch Cos., Inc.                            94,750    $  4,585,900
    Archer-Daniels-Midland Co.                           36,500         452,600
    Kellogg Co.                                          77,700       2,662,779
    Pepsi Co., Inc.                                     155,101       6,548,364
    Sysco Corp.                                          45,710       1,361,701
                                                                   ------------
                                                                   $ 15,611,344
-------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    International Paper Co.                             111,090    $  3,884,817
-------------------------------------------------------------------------------
  Healthcare - 0.7%
    HCA, Inc.                                            70,580    $  2,929,070
-------------------------------------------------------------------------------
  Industrial - 0.1%
    Rockwell International Corp.                         13,400    $    277,514
-------------------------------------------------------------------------------
  Industrial Gases - 0.8%
    Praxair, Inc.                                        60,540    $  3,497,396
-------------------------------------------------------------------------------
  Insurance - 5.2%
    AFLAC, Inc.                                          17,780    $    535,534
    Allstate Corp.                                       54,300       2,008,557
    American International Group, Inc.                   66,438       3,843,438
    Chubb Corp.                                          54,400       2,839,680
    Hartford Financial Services Group, Inc.              76,390       3,470,398
    Marsh & McLennan Cos., Inc.                          39,000       1,802,190
    MetLife, Inc.                                       111,870       3,024,965
    St. Paul Cos., Inc.                                  73,650       2,507,782
    Travelers Property Casualty Corp.                   129,115       1,891,535
    Unum Provident Corp.                                 21,760         381,670
                                                                   ------------
                                                                   $ 22,305,749
-------------------------------------------------------------------------------
  Machinery - 1.0%
    Caterpillar, Inc.                                    11,300    $    516,636
    Danaher Corp.                                        24,710       1,623,447
    Deere & Co.                                          49,850       2,285,623
                                                                   ------------
                                                                   $  4,425,706
-------------------------------------------------------------------------------
  Manufacturing - 0.1%
    ITT Industries, Inc.                                 10,100    $    612,969
-------------------------------------------------------------------------------
  Medical & Health Products - 9.2%
    Baxter International, Inc.                           20,700    $    579,600
    Boston Scientific Corp.*                             13,300         565,516
    Eli Lilly & Co.                                     137,370       8,722,995
    Forest Laboratories, Inc.*                           24,100       2,367,102
    Johnson & Johnson Co.                               173,836       9,336,731
    Merck & Co., Inc.                                    57,800       3,272,058
    Pfizer, Inc.                                        490,882      15,006,263
                                                                   ------------
                                                                   $ 39,850,265
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.0%
    Cardinal Health, Inc.                                29,890    $  1,769,189
    Medtronic, Inc.                                      40,700       1,855,920
    United Health Group, Inc.                             6,020         502,670
                                                                   ------------
                                                                   $  4,127,779
-------------------------------------------------------------------------------
  Metals & Minerals - 0.5%
    Alcoa, Inc.                                         104,590    $  2,382,560
-------------------------------------------------------------------------------
  Oil Services - 0.8%
    Baker Hughes, Inc.                                   49,060    $  1,579,241
    BJ Services Co.*                                     10,600         342,486
    Schlumberger Ltd.                                    36,310       1,528,288
                                                                   ------------
                                                                   $  3,450,015
-------------------------------------------------------------------------------
  Oils - 3.6%
    Exxon Mobil Corp.                                   419,164    $ 14,645,590
    Unocal Corp.                                         34,900       1,067,242
                                                                   ------------
                                                                   $ 15,712,832
-------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Eastman Kodak Co.                                    19,900    $    697,296
-------------------------------------------------------------------------------
  Pollution Control - 0.2%
    Waste Management, Inc.                               34,570    $    792,344
-------------------------------------------------------------------------------
  Printing & Publishing - 3.5%
    Gannett Co., Inc.                                    78,049    $  5,603,918
    McGraw-Hill Cos., Inc.                               47,060       2,844,306
    New York Times Co.                                  103,120       4,715,678
    Tribune Co.                                          43,000       1,954,780
                                                                   ------------
                                                                   $ 15,118,682
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    Starwood Hotels & Resorts Co.                        33,600    $    797,664
-------------------------------------------------------------------------------
  Restaurants & Lodging - 0.4%
    Cendant Corp.*                                       35,900    $    376,232
    McDonald's Corp.                                     78,500       1,262,280
                                                                   ------------
                                                                   $  1,638,512
-------------------------------------------------------------------------------
  Retail - 6.5%
    CVS Corp.                                            32,800    $    819,016
    Family Dollar Stores, Inc.                           29,920         933,803
    Gap, Inc.                                           123,700       1,919,824
    Home Depot, Inc.                                    269,430       6,455,543
    Kohl's Corp.*                                        18,500       1,035,075
    Lowe's Cos., Inc.                                    26,070         977,625
    May Department Stores Co.                            30,000         689,400
    Target Corp.                                        104,590       3,137,700
    Wal-Mart Stores, Inc.                               241,564      12,201,398
                                                                   ------------
                                                                   $ 28,169,384
-------------------------------------------------------------------------------
  Special Products & Services - 1.7%
    3M Co.                                               38,090    $  4,696,497
    Illinois Tool Works, Inc.                            39,500       2,561,970
                                                                   ------------
                                                                   $  7,258,467
-------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Kroger Co.*                                         136,384    $  2,107,133
    Safeway, Inc.*                                       81,300       1,899,168
                                                                   ------------
                                                                   $  4,006,301
-------------------------------------------------------------------------------
  Telecommunications - 3.2%
    AT&T Corp.                                           81,224    $  2,120,759
    BellSouth Corp.                                     263,550       6,818,038
    EchoStar Communications Corp.*                       26,120         581,431
    SBC Communications, Inc.                            138,300       3,749,313
    Verizon Communications, Inc.                         17,200         666,500
                                                                   ------------
                                                                   $ 13,936,041
-------------------------------------------------------------------------------
  Telecommunications & Cable - 0.3%
    Comcast Corp.                                        51,971    $  1,224,957
-------------------------------------------------------------------------------
  Telecommunications - Wireless
    AT&T Wireless Services, Inc.*                             1    $          6
-------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.3%
    Cisco Systems, Inc.*                                764,422    $ 10,013,928
-------------------------------------------------------------------------------
  Transportation - 1.9%
    Fedex Corp.*                                         55,270    $  2,996,739
    Union Pacific Corp.                                  26,700       1,598,529
    United Parcel Service, Inc.                          59,980       3,783,539
                                                                   ------------
                                                                   $  8,378,807
-------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    Dominion Resources, Inc.                             13,700    $    752,130
    PPL Corp.                                            15,630         542,048
    Southern Co.                                         27,000         766,530
                                                                   ------------
                                                                   $  2,060,708
-------------------------------------------------------------------------------
Total U.S. Stocks                                                  $388,708,875
-------------------------------------------------------------------------------
Foreign Stocks - 6.9%
  Bermuda - 0.9%
    Accenture Ltd. (Business Services)*                 141,200    $  2,540,188
    XL Capital Ltd. (Insurance)                          14,840       1,146,390
                                                                   ------------
                                                                   $  3,686,578
-------------------------------------------------------------------------------
  Canada - 1.8%
    Canadian National Railway Co. (Railroads)            85,647    $  3,559,489
    Encana Corp. (Utilities - Gas)                       35,400       1,093,473
    Encana Corp. (Utilities- Gas)                       106,000       3,296,600
                                                                   ------------
                                                                   $  7,949,562
-------------------------------------------------------------------------------
  France - 0.3%
    Aventis S.A. (Pharmaceuticals)                       23,900    $  1,297,817
-------------------------------------------------------------------------------
  Germany - 0.6%
    Bayerische Motoren Werke AG (Automotive)             53,000    $  1,606,793
    Porsche AG (Automotive)                               2,486       1,032,006
                                                                   ------------
                                                                   $  2,638,799
-------------------------------------------------------------------------------
  Netherlands - 0.1%
    ST Microelectronics N.V. (Electronics)               30,590    $    596,811
-------------------------------------------------------------------------------
  Switzerland - 0.4%
    Novartis AG (Medical & Health Products)              26,600    $    970,473
    Syngenta AG (Chemicals)                              10,552         610,853
                                                                   ------------
                                                                   $  1,581,326
-------------------------------------------------------------------------------
  United Kingdom - 2.8%
    BP Amoco PLC, ADR (Oils)                            175,294    $  7,125,701
    BT Group PLC (Telecommunications)                    16,300         510,679
    BT Group PLC (Telecommunications)*                   93,500         293,397
    Diageo PLC (Food & Beverage Products)*              152,220       1,653,429
    Reed Elsevier PLC (Publishing)*                     263,700       2,257,520
    Vodafone Group PLC, ADR (Telecommunications)         23,243         421,163
                                                                   ------------
                                                                   $ 12,261,889
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 30,012,782
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $461,306,794)                       $418,721,657
-------------------------------------------------------------------------------
Short-Term Obligations - 0.5%
-------------------------------------------------------------------------------
                                               PRINCIPAL AMOUNT
                                                  (000 OMITTED)
-------------------------------------------------------------------------------
    Emerson Electric Co., due 1/06/03,
      at Amortized Cost                                 $ 2,072    $  2,071,611
-------------------------------------------------------------------------------
Repurchase Agreement - 5.7%
-------------------------------------------------------------------------------
    Merrill Lynch & Co., Inc. dated 12/31/02, due 01/02/03, total to be received $24,728,286 (secured by various U.S. Treasury obligations),
      at Cost                                           $24,727    $ 24,726,638
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $488,105,043)                  $445,519,906
Other Assets, Less Liabilities - (3.0)%                             (13,177,363)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $432,342,543
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------------------------------
DECEMBER 31, 2002
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $488,105,043)          $445,519,906
  Cash                                                                 19,000
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    7,334,351
  Receivable for investments sold                                     284,429
  Receivable for series shares sold                                   525,002
  Dividends and interest receivable                                   624,240
  Other assets                                                          1,530
                                                                 ------------
      Total assets                                               $454,308,458
                                                                 ------------
Liabilities:
  Payable for investments purchased                               $12,743,685
  Payable for series shares reacquired                              1,746,587
  Collateral for securities loaned, at value                        7,334,351
  Payable to affiliates -
    Management fee                                                      9,075
    Shareholder servicing agent fee                                       463
    Distribution fee                                                      370
  Accrued expenses and other liabilities                              131,384
                                                                 ------------
      Total liabilities                                           $21,965,915
                                                                 ------------
Net assets                                                       $432,342,543
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $617,877,713
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                  (42,575,343)
  Accumulated undistributed net realized loss on investments
    and foreign currency transactions                            (145,898,197)
  Accumulated undistributed net investment income                   2,938,370
                                                                 ------------
      Total                                                      $432,342,543
                                                                 ============
Shares of beneficial interest outstanding                         32,109,070
                                                                  ==========
Initial Class of shares:
Net asset value per share
  (net assets of $378,719,615 / 28,110,612 shares of
   beneficial interest outstanding)                                $13.47
                                                                   ======
Service Class of shares:
Net asset value per share
  (net assets of $53,622,928 / 3,998,458 shares of
   beneficial interest outstanding)                                $13.41
                                                                   ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------

Net investment income:
  Income -
    Dividends                                                                           $   6,924,144
    Interest                                                                                  484,752
    Foreign taxes withheld                                                                    (52,437)
                                                                                        -------------
      Total investment income                                                           $   7,356,459
                                                                                        -------------
  Expenses -
    Management fee                                                                      $   3,665,708
    Trustees' compensation                                                                     15,015
    Shareholder servicing agent fee                                                           171,340
    Distribution fee (Service Class)                                                          120,554
    Administrative fee                                                                         50,393
    Custodian fee                                                                             216,894
    Printing                                                                                  123,603
    Postage                                                                                       143
    Auditing fees                                                                              34,789
    Legal fees                                                                                  3,685
    Miscellaneous                                                                              26,334
                                                                                        -------------
      Total expenses                                                                    $   4,428,458
    Fees paid indirectly                                                                      (24,370)
                                                                                        -------------
      Net expenses                                                                      $   4,404,088
                                                                                        -------------
        Net investment income                                                           $   2,952,371
                                                                                        -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                             $ (73,412,060)
    Foreign currency transactions                                                             (13,854)
                                                                                        -------------
      Net realized loss on investments and foreign currency transactions                $ (73,425,914)
                                                                                        -------------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                         $ (49,022,281)
    Translation of assets and liabilities in foreign currencies                                 9,968
                                                                                        -------------
      Net unrealized loss on investments and foreign currency translation               $ (49,012,313)
                                                                                        -------------
        Net realized and unrealized loss on investments and foreign currency            $(122,438,227)
                                                                                        -------------
          Decrease in net assets from operations                                        $(119,485,856)
                                                                                        =============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                 2002                   2001
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                           $2,952,371             $2,723,649
  Net realized loss on investments and foreign currency transactions             (73,425,914)           (68,920,136)
  Net unrealized loss on investments and foreign currency translation            (49,012,313)           (22,542,690)
                                                                             ---------------         --------------
    Decrease in net assets from operations                                     $(119,485,856)          $(88,739,177)
                                                                               -------------           ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                     $(2,453,561)           $(2,414,094)
  From net investment income (Service Class)                                        (229,032)               (71,344)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                   --                    (8,894,050)
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                                   --                      (281,137)
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                   --                    (3,496,579)
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                                   --                      (110,525)
                                                                               -------------           ------------
      Total distributions declared to shareholders                               $(2,682,593)          $(15,267,729)
                                                                               -------------           ------------
Net increase in net assets from series share transactions                         $7,692,193           $149,536,951
                                                                               -------------           ------------
      Total increase (decrease) in net assets                                  $(114,476,256)           $45,530,045
Net assets:
  At beginning of year                                                           546,818,799            501,288,754
                                                                               -------------           ------------
  At end of year (including accumulated undistributed net investment income
    of $2,938,370 and $2,682,446, respectively)                                 $432,342,543           $546,818,799
                                                                               =============            ===========

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                             -----------------------------------------------------------------
INITIAL CLASS SHARES                                           2002            2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                        $17.12          $21.00         $21.31        $20.11        $16.44
                                                             ------          ------         ------        ------        ------
Income from investment operations# -
  Net investment income(S)                                   $ 0.09          $ 0.10         $ 0.12        $ 0.12        $ 0.13
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          (3.66)          (3.40)         (0.16)         1.22          3.54
                                                             ------          ------         ------        ------        ------
      Total from investment operations                       $(3.57)         $(3.30)        $(0.04)       $ 1.34        $ 3.67
                                                             ------          ------         ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                                 $(0.08)         $(0.09)        $(0.10)       $(0.06)       $ --
  From net realized gain on investments and foreign
    currency transactions                                      --             (0.35)         (0.17)        (0.08)         --
  In excess of net realized gain on investments and
    foreign currency transactions                              --             (0.14)          --            --            --
                                                             ------          ------         ------        ------        ------
      Total distributions declared to shareholders           $(0.08)         $(0.58)        $(0.27)       $(0.14)       $ --
                                                             ------          ------         ------        ------        ------
Net asset value - end of period                              $13.47          $17.12         $21.00        $21.31        $20.11
                                                             ======          ======         ======        ======        ======
Total return                                                 (20.96)%        (15.95)%        (0.15)%        6.69%        22.32%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   0.88%           0.90%          0.87%         0.88%         0.95%
  Net investment income                                        0.62%           0.54%          0.58%         0.56%         0.73%
Portfolio turnover                                               71%             84%            71%           72%           57%
Net assets at end of period (000 Omitted)                  $378,720        $502,723       $492,481      $390,762      $244,310

(S) Prior to October 2, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                      --              --             --            --          $ 0.14
    Ratios (to average net assets):
      Expenses##                                               --              --             --            --            0.88%
      Net investment income                                    --              --             --            --            0.80%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                   ------------------------------
                                                                                                              PERIOD ENDED
SERVICE CLASS SHARES                                                 2002                  2001         DECEMBER 31, 2000*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $17.07                $20.97                     $20.90
                                                                   ------                ------                     ------
Income from investment operations# -
  Net investment income                                            $ 0.06                $ 0.05                     $ 0.05
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                (3.65)                (3.37)                      0.02+++
                                                                   ------                ------                     ------
      Total from investment operations                             $(3.59)               $(3.32)                    $ 0.07
                                                                   ------                ------                     ------
Less distributions declared to shareholders -
  From net investment income                                       $(0.07)               $(0.09)                    $ --
  From net realized gain on investments and foreign currency
    transactions                                                     --                   (0.35)                      --
  In excess of net realized gain on investments and foreign
    currency transactions                                            --                   (0.14)                      --
                                                                   ------                ------                     ------
      Total distributions declared to shareholders                 $(0.07)               $(0.58)                    $ --
                                                                   ------                ------                     ------
Net asset value - end of period                                    $13.41                $17.07                     $20.97
                                                                   ======                ======                     ======
Total return                                                       (21.15)%              (16.10)%                    (0.62)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                         1.11%                 1.10%                      1.10%+
  Net investment income                                              0.41%                 0.30%                      0.36%+
Portfolio turnover                                                     71%                   84%                        71%
Net assets at end of period (000 Omitted)                         $53,623               $44,096                     $8,808

  * For the period from the inception of the Service Class of shares, May 1, 2000, through December 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Investors Trust Series (the series), is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 109 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $7,098,596. These loans were collateralized by cash of $7,334,351 which was invested in the following short-term obligations:

                                                                   AMORTIZED
                                                                    COST AND
                                                    SHARES             VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio     7,334,351        $7,334,351

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $12,486 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $11,884 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, real estate investment trusts, and capital losses.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                     DECEMBER 31, 2002       DECEMBER 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                         $2,682,593             $ 3,360,262
    Long-term capital gain                      --                  11,907,467
                                            ----------             -----------
Total distributions declared                $2,682,593             $15,267,729
                                            ==========             ===========

During the year ended December 31, 2002, accumulated undistributed net investment income decreased by $13,854, and accumulated undistributed net realized gain on investments and foreign currency transactions increased by $13,854 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

   Undistributed ordinary income                  $ 2,938,370
   Undistributed long-term capital gain                --
   Capital loss carryforward                     (128,399,891)
   Unrealized loss                                (60,073,649)
   Other temporary differences                         --

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009, ($62,883,433) and December 31, 2010, ($65,516,454).

                EXPIRATION DATE
                ----------------------------------------------
                December 31, 2009                 $ 62,883,433
                December 31, 2010                   65,516,458
                                                  ------------
                    Total                         $128,399,891
                                                  ============

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

               First $2 billion               0.0175%
               Next $2.5 billion              0.0130%
               Next $2.5 billion              0.0005%
               In excess of $7 billion        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.23% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $356,844,786 and $329,724,897, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                               $505,603,349
                                             ------------
Gross unrealized appreciation                $  9,997,179
Gross unrealized depreciation                 (70,080,622)
                                             ------------
    Net unrealized depreciation              $(60,083,443)
                                             ============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                                  YEAR ENDED DECEMBER 31, 2002      YEAR ENDED DECEMBER 31, 2001
                                               -------------------------------   -------------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        5,242,770       $79,829,148       9,463,136      $173,031,751
Shares issued to shareholders in reinvestment
  of distributions                                   153,636         2,453,560         787,485        14,804,721
Shares reacquired                                 (6,648,402)      (97,210,415)     (4,339,529)      (76,948,155)
                                                  ----------      ------------      ----------      ------------
    Net increase (decrease)                       (1,251,996)     $(14,927,707)      5,911,092      $110,888,317
                                                  ==========      ============      ==========      ============
Service Class shares
                                                  YEAR ENDED DECEMBER 31, 2002      YEAR ENDED DECEMBER 31, 2001
                                               -------------------------------   -------------------------------
                                                      SHARES            AMOUNT          SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                        2,141,006       $33,208,180       2,483,925       $44,189,173
Shares issued to shareholders in reinvestment
  of distributions                                    14,377           229,032          24,667           463,001
Shares reacquired                                   (740,226)      (10,817,312)       (345,260)       (6,003,540)
                                                  ----------      ------------      ----------      ------------
    Net increase                                   1,415,157       $22,619,900       2,163,332       $38,648,634
                                                  ==========      ============      ==========      ============

(6) Line of Credit
The series and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2002, was $5,765. The series had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Investors Trust Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Investors Trust Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Investors Trust Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2002, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors Inc.,
500 Boylston Street, Boston, MA 02116.                        VGI-ANN 0203 152M